Exhibit 10.1

Execution Version

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of October 24, 2023 between INTERPACE BIOSCIENCES, INC., a Delaware corporation (“Parent”), INTERPACE DIAGNOSTICS CORPORATION, a Delaware corporation (“Diagnostics Corporation”), INTERPACE DIAGNOSTICS, LLC, a Delaware limited liability company (“Diagnostics”), and INTERPACE PHARMA SOLUTIONS, INC., a Delaware corporation (“Pharma Solutions” and, together with Parent, Diagnostics Corporation and Diagnostics, the “Borrowers” and each individually a “Borrower”) and BROADOAK FUND V, L.P. (“Lender”).

RECITALS

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of October 29, 2021 (as amended by that certain First Amendment to Loan and Security Agreement and Consent, dated as of May 5, 2022 (the “First Amendment”) and in effect immediately before giving effect to this Amendment, the “Existing Agreement” and, as further amended by this Amendment, the “Agreement”);

WHEREAS, on the Effective Date, a Term Loan Advance in an aggregate principal amount equal to $8,000,000 was advanced to the Borrowers under the Agreement;

WHEREAS, on August 5, 2022, an additional Term Loan Advance in an aggregate principal amount equal to $2,000,000 was deemed advanced to the Borrowers under the Agreement upon the conversion of the Convertible Note into additional Obligations under the Agreement (the “Note Conversion”);

WHEREAS, after giving effect to the Note Conversion, the aggregate principal amount of all Term Loan Advances under the Agreement was equal to $10,000,000; and

WHEREAS, the parties desire to amend the Existing Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. All capitalized terms used and not defined herein shall have the respective meanings given to such terms in the Agreement.

2. Amendments to Agreement. The Existing Agreement is hereby amended as follows:

(a) Section 2.1.1(b) and (c) of the Existing Agreement are hereby amended and restated in their entirety to read as follows:

(b) Repayment. The Term Loan Advance shall be “interest-only” until the Term Loan Maturity Date, with interest due and payable in accordance with Section 2.2(c) hereof. The Term Loan Advance, including all outstanding principal and accrued and unpaid interest with respect to the Term Loan Advance and all other outstanding Obligations under the Term Loan Advance, shall be due and payable on the Term Loan Maturity Date. After repayment or prepayment, the Term Loan Advance may not be reborrowed.

(c) Prepayment.

(i) Voluntary. Borrower shall have the option to prepay all or any part of the Term Loan Advance, provided Borrower (i) delivers written notice to Lender of its election to prepay the Term Loan Advance at least ten (10) days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) the outstanding principal to be prepaid plus accrued and unpaid interest with respect to the Term Loan Advance and (B) all other sums, if any, that shall have become due and payable with respect to the Term Loan Advance, including interest at the Default Rate with respect to any past due amounts.

(ii) Involuntary. If the Term Loan Advance is accelerated by Lender following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Lender an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advance and (ii) all other sums, if any, that shall have become due and payable with respect to the Term Loan Advance, including interest at the Default Rate with respect to any past due amounts.

(b) Section 2.3(a) of the Existing Agreement is hereby amended and restated it in its entirety to read as follows:

(a) [Reserved].

(c) Section 2 of the Existing Agreement is hereby amended by adding a new Section 2.6 after the end of Section 2.5 to read as follows:

2.6. Extension of Term Loan Maturity Date. The Borrowers may, by delivery of a written request (a “Maturity Date Extension Request”) to the Lender not less than sixty (60) days prior to the Term Loan Maturity Date, request that the Lender extend the Term Loan Maturity Date to a date specified in such Maturity Date Extension Request. The Lender shall, by delivery of a written notice to the Borrowers not later than ten (10) days after the date on which such Maturity Date Extension Request was received by the Lender (or such other date as the Borrowers and the Lender may agree; such date, the “Extension Date”), advise the Borrowers whether or not it agrees to the requested extension and any related terms and conditions for such extension. If the Lender has not so advised the Borrowers by the Extension Date, the Lender shall be deemed to have declined to agree to such extension. If the Lender agrees to such extension, the Term Loan Maturity Date shall be automatically extended to the date specified in the Maturity Date Extension Request, and no further action shall be required on the part of any party. The decision to agree or withhold agreement to any Maturity Date Extension Request shall be at the sole discretion of the Lender.

(d) Section 13.1 of the Existing Agreement is hereby amended to delete the defined terms “Terminal Multiple” and “Terminal Payment” in their respective entireties.

(e) Section 13.1 of the Existing Agreement is hereby amended by amending and restating the following defined terms in their respective entireties:

“Interest Rate” means (i) from the Effective Date through and including October 31, 2023, nine percent (9.00%) per annum, and (ii) from November 1, 2023 through and including the Term Loan Maturity Date, eight percent (8.00%) per annum.

“Obligations” are any Credit Party’s obligations to pay when due any debts, principal, interest, Lender Expenses and other amounts any Credit Party owes Lender now or later, whether under this Agreement, the Loan Documents, or otherwise, including debts, liabilities, or obligations of any Credit Party assigned to Lender, and to perform any Credit Party’s duties under the Loan Documents.

“Term Loan Maturity Date” is the earlier to occur of (a) October 31, 2024, unless extended by Lender in accordance with Section 2.6 hereof, and (b) a Change in Control.

(f) Section 13.1 of the Existing Agreement is hereby amended to add the following defined term in alphabetical order:

“Extension Request” is defined in Section 2.6.

“Maturity Date Extension Request” is defined in Section 2.6.

“Second Amendment Effective Date” is defined in that certain Second Amendment to Loan and Security Agreement, dated as of October 24, 2023, by and among Borrowers and Lender.

3. No course of dealing on the part of Lender or its officers, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Lender’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender.

4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Existing Agreement.

5. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following (such date that each of the following conditions have been satisfied, the “Second Amendment Effective Date”):

(a) this Amendment, duly executed by each Borrower;

(b) a one-time payment in an aggregate amount equal to $2,500,000, which shall be paid on or prior to October 31, 2023 and applied to the payment in full and satisfaction of the Terminal Payment (as defined in the Existing Agreement);

(c) all reasonable Lender Expenses incurred through the date of this Amendment, which may be debited from any of any Borrower’s accounts; and

(d) such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

INTERPACE BIOSCIENCES, INC.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS CORPORATION

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS, LLC

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE PHARMA SOLUTIONS, INC.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

BROADOAK FUND V, L.P.

By:	/s/ William Snider
Name:	William Snider
Title:	Manager

[Signature Page to Second Amendment to Loan and Security Agreement]